Putnam
New York
Tax Exempt
Opportunities Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam New York Tax Exempt Opportunities Fund's recently concluded fiscal year coincided with one of the more anxiety-driven times in recent memory. Uncertainties generated by the Federal Reserve Board's interest-rate policy, the slowing pace of the economy, and the dramatic aftermath of the presidential election have all contributed to the general sense of unease that has gripped the securities markets in recent months.

Typically, in such an environment, investors are drawn to the relative security of fixed-income investments. In this case, they have also been increasingly drawn to the tax advantages of municipal bonds, helping to boost demand in the face of a diminishing supply. Consequently, your fund, under some pressure during the first half of its fiscal year, completed the year with solid performance.

Seasoned investors realize that uncertainties such as we have recently experienced are usually transitory. Your fund's manager, David Hamlin, successfully positioned the fund to benefit as the market transitioned into a more favorable climate. We are confident that his strategies will enable it to take full advantages of the opportunities available in fiscal 2001.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 16, 2001

REPORT FROM FUND MANAGEMENT

David E. Hamlin

Putnam New York Tax Exempt Opportunities Fund's fiscal year ended November 30, 2000, proved to be a watershed period for fixed-income securities. The stock market's powerful rally, which ended abruptly last spring, reawakened investors to the wisdom of asset diversification. As the year wore on, questions about the direction of interest rates and the presidential election added to the uncertainty. Encouraged by the relative safety and predictability of fixed-income investments, investors increasingly turned to bonds, pushing prices higher. The tax-exempt market enjoyed an additional benefit: the strength of the U.S. economy has been generating greater personal wealth, which investors are eager to shelter from taxes.

Total return for 12 months ended 11/30/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
    6.86%   1.85%    6.17%   1.17%    6.14%   5.14%    6.54%   3.04%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* MUNICIPAL BONDS RALLIED; CREDIT YIELD SPREAD WIDENED

We had been positioning your fund for an eventual turnaround in the fixed-income markets for some time and its improved performance shows the effect of this timely shift. However, investments in lower-rated higher-yielding bonds, which make up a considerable portion of the fund's portfolio, limited its participation in the rally. A dwindling supply of bonds coming to market helped soften this countervailing pressure.

For most of the second half of your fund's fiscal year, we saw positive total returns as interest rates in the municipal market peaked and fell. Reflecting declining interest rates and strong demand for high quality bonds, the AAA/Aaa sector of the municipal market performed particularly well. With approximately one third of its total assets invested in these top-rated bonds or in insured New York municipal securities at fiscal year's end, your fund benefited from this trend.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Education            21.2%

Transportation       16.6%

Health care          12.1%

Utilities            11.9%

Water and sewer       7.8%

Footnote reads:
*Based on net assets as of 11/30/00. Holdings will vary over time.


However, as investors moved into the highest-quality municipal bonds, pushing up their prices, the prices of lower-rated bonds lagged. As a result, we witnessed a dramatic difference in yield (known as credit yield spread) between the highest-rated and lowest-rated municipal bonds. With its sizable position in higher-yielding lower-quality bonds, the fund encountered some headwind. Nevertheless, our outlook for this sector remains quite optimistic. This price drop created an opportunity for us to invest in a number of lower-rated bonds at especially attractive prices.

* HOSPITAL AND ESSENTIAL SERVICE SECTORS OFFER OPPORTUNITIES

Given recent evidence that the economy may be slowing a bit, we are optimistic about prospects for several holdings in the noninvestment-grade sector of the municipal market. We have sought to improve the diversification of the fund's assets across the essential service sectors, since we expect these industries to weather a potential recession or soft landing better than the retail or real estate sectors, which are more dependent on strong economic growth.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 34.2%

Aa/AA -- 4.8%

A -- 28.4%

Baa/BBB -- 12.7%

Ba/BB -- 6.0%

B -- 13.9%

Footnote reads:
*As a percentage of market value as of 11/30/00. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


After more than four years of underperformance, the hospital sector appears poised for a turnaround. Following the Balanced Budget Act of 1997, which mandated lower Medicare reimbursements, the industry endured massive restructurings and cost-cutting programs, a move that helped strengthen hospitals in the long run. Today, hospitals are benefiting from larger reimbursements from Congress just as they are becoming more profitable.

"We believe lower-rated securities offer tremendous value at this time. However, we're not putting all our eggs in one basket. Instead, we're differentiating and diversifying wisely -- selecting municipal bonds in the essential service sectors that meet our high credit standards."

-- David E. Hamlin, portfolio manager


The fund's recent investment in Westchester County New York Healthcare Corporation is well positioned to benefit from improving fundamentals. These bonds are rated A3 by Moody's (lower quality but still investment grade). Affluent Westchester County's government is not directly responsible for this hospital, but its commitment to quality health care provides additional benefits for this facility. While this holding, as well as others discussed in this report, were viewed favorably at the end of the period, they are subject to review and adjustment in accordance with the fund's investment strategy, and may vary in the future.

Education-related securities also offer attractive opportunities. We purchased bonds issued by the New York City Industrial Development Authority for Brooklyn Polytechnic University. Proceeds from sale of the securities are being used to finance campus improvements. This strong regional technical university has a sizable endowment, resulting in a Baa3 and BBB rating by Moody's and Standard and Poor's, respectively. In Puerto Rico, we invested in MBIA-insured bonds issued by the University of Puerto Rico.

* HISTORIC BUDGET SURPLUS TRANSLATED INTO SHRINKING BOND SUPPLY

As with much of the rest of the nation, the Empire State is enjoying strong economic growth, which in turn, is producing sizable budget surpluses. In fact, despite a heavy debt burden, New York City just recorded its 20th consecutive year of operating surpluses. The size of the surplus for the city's fiscal 2000 was larger than any time in its recorded history. At the state level, Governor Pataki and the state legislature approved the Debt Reform Act of 2000 after broad bipartisan efforts. The passage of this bill, which places restrictions on Albany's ability to issue new debt, boosts the state's political credibility, because it preserves the status quo debt burden level and thoroughly minimizes the risk of any increase in the state's debt.

Given these positive developments, both New York City and New York state bonds received favorable reviews from the rating agencies. Moody's and Standard & Poor's recently upgraded New York City bond ratings from A3 and A- to A2 and A, respectively. Moody's also changed its outlook for New York state from stable to positive, a step that typically presages a credit upgrade. These credit developments, in turn, have had a positive impact on the prices of the bonds held in your fund's portfolio.

In contrast to 1999 volume, the level of new issuance in New York has been quite light this year. Higher interest rates, particularly in the first half of 2000, effectively curtailed the number of refinancings by municipalities. However, with the distribution of proceeds from the tobacco industry's settlement has come a whole new class of municipal securities that enable counties to securitize their prospective receipts. These "tobacco bonds" have received investment grade ratings from the major rating agencies, typically A to AA/Aa.

We chose not to participate in the initial offering of these bonds for two reasons. First, we do not believe the current ratings of these tobacco bonds accurately reflect their credit risk and we have assigned a lower rating internally. A large part of the bonds' credit ratings are predicated on the future growth of demand for cigarettes, and we were not comfortable with this outlook at the time of the initial offering. Second, issuance in this sector was heavy, and we did not believe there was enough market interest to support the initial offering prices. Our reservations have proved valid, since these bonds have underperformed.

* FUND POSITIONED NEUTRALLY UNTIL TRENDS EMERGE

The Federal Reserve Board did not raise interest rates in October or November and moved to a neutral bias in December. And in a surprise move on January 3, it lowered short-term interest rates from 6.5% to 6%. However, much uncertainty remains about economic growth, and we are not willing to take on incremental risk at this time. Hence, our decision-making will reflect a neutral bias until more visible trends present themselves. Should the Fed's long-standing prediction of a soft landing for the economy come to pass, our investment focus would likely move further out on the yield curve. Meanwhile, we will continue to look for opportunities in lower-rated securities with qualities that perform well in both bull or bear markets.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New York Tax Exempt Opportunities Fund is designed for investors seeking a high level of current income free from federal, New York state, and New York City personal income tax as we believe to be consistent with capital preservation.


TOTAL RETURN FOR PERIODS ENDED 11/30/00

                     Class A        Class B          Class C         Class M
(inception dates)   (11/7/90)       (2/1/94)        (7/26/99)       (2/10/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            6.86%   1.85%   6.17%   1.17%   6.14%   5.14%   6.54%   3.04%
------------------------------------------------------------------------------
5 years          25.05   19.10   21.01   19.10   20.12   20.12   23.16   19.20
Annual average    4.57    3.56    3.89    3.56    3.73    3.73    4.25    3.57
------------------------------------------------------------------------------
10 years         85.45   76.74   72.79   72.79   71.11   71.11   78.85   73.04
Annual average    6.37    5.86    5.62    5.62    5.52    5.52    5.99    5.64
------------------------------------------------------------------------------
Annual average
(life of fund)    6.38    5.87    5.63    5.63    5.53    5.53    5.99    5.65
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/00

                                     Lehman Brothers Municipal      Consumer
                                            Bond Index             price index
------------------------------------------------------------------------------
1 year                                        8.18%                   3.44%
------------------------------------------------------------------------------
5 years                                      30.88                   13.26
Annual average                                5.53                    2.52
------------------------------------------------------------------------------
10 years                                     98.76                   30.19
Annual average                                7.11                    2.67
------------------------------------------------------------------------------
Annual average
(life of fund)                                7.26                    2.67
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflects an expense limitation currently or previously in effect, without which returns would have been lower.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 11/30/90

                                    Lehman Bros.
               Fund's class A     Municipal Bond      Consumer price
Date            shares at POP          Index              index

11/30/90            9,425             10,000             10,000
11/30/92           11,486             12,132             10,613
11/30/94           12,163             12,772             11,188
11/30/96           14,723             16,080             11,861
11/30/98           16,933             18,573             12,272
11/30/00          $17,674            $19,876            $13,019

Footnote reads:

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,279 and $17,111, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,885 ($17,304 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/00

                            Class A       Class B    Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                      12            12         12            12
------------------------------------------------------------------------------
Income 1                   $0.46321      $0.40756   $0.39562      $0.43701
------------------------------------------------------------------------------
Capital gains 1               --            --         --            --
------------------------------------------------------------------------------
  Total                    $0.46321      $0.40756   $0.39562      $0.43701
------------------------------------------------------------------------------
Share value:              NAV     POP      NAV        NAV        NAV     POP
------------------------------------------------------------------------------
11/30/99                 $8.52   $8.94    $8.51      $8.52      $8.51   $8.80
------------------------------------------------------------------------------
11/30/00                  8.62    9.05     8.61       8.63       8.61    8.90
------------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------
Current dividend
rate 2                    5.27%   5.02%    4.62%      4.47%      4.97%   4.81%
------------------------------------------------------------------------------
Taxable equivalent (a) 3  9.37    8.92     8.21       7.95       8.83    8.55
------------------------------------------------------------------------------
Taxable equivalent (b) 3  9.76    9.30     8.56       8.28       9.21    8.91
------------------------------------------------------------------------------
Current 30-day SEC
yield 4                   4.98    4.74     4.33       4.16       4.68    4.52
------------------------------------------------------------------------------
Taxable equivalent (a) 3  8.85    8.43     7.70       7.39       8.32    8.03
------------------------------------------------------------------------------
Taxable equivalent (b) 3  9.23    8.78     8.02       7.71       8.67    8.37
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes (a) maximum 43.74% combined federal income tax and New York state personal income tax rates or (b) maximum 46.02% combined federal, New York state, and New York City tax rates. Results for investors subject to lower tax rates would not be as advantageous.

4 Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/00 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (11/7/90)       (2/1/94)        (7/26/99)       (2/10/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           11.02%   5.71%  10.30%   5.30%  10.26%   9.26%  10.69%   7.10%
------------------------------------------------------------------------------
5 years          26.76   20.77   22.82   20.88   21.84   21.84   24.84   20.86
Annual average    4.86    3.85    4.20    3.86    4.03    4.03    4.54    3.86
------------------------------------------------------------------------------
10 years         89.60   80.64   76.94   76.94   74.96   74.96   82.99   77.01
Annual average    6.61    6.09    5.87    5.87    5.75    5.75    6.23    5.88
------------------------------------------------------------------------------
Annual average
(life of fund)    6.57    6.07    5.84    5.84    5.72    5.72    6.19    5.84
------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
New York Tax Exempt Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the fund's portfolio, as of November 30, 2000, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1999 and financial highlights for each of the years or periods in the four-year period ended November 30, 1999 were audited by other auditors whose report dated January 6, 2000, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New York Tax Exempt Opportunities Fund as of November 30, 2000, the results of its operations, changes in its net assets and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                                    KPMG  LLP
Boston, Massachusetts
January 2, 2001




THE FUND'S PORTFOLIO
November 30, 2000

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FRB                 -- Floating Rate Bonds
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
U.S. Govt. Coll.    -- U.S. Government Collateralized

MUNICIPAL BONDS AND NOTES (100.0%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
New York (95.4%)
-------------------------------------------------------------------------------------------------------------------
     $    1,460,000 Albany, Indl. Dev. Agcy. Fac. Rev. Bonds
                    (Albany Med. Ctr.), 6s, 5/1/29 (SEG)                                  BB/P        $   1,222,750
          3,400,000 Battery Park, City Auth. Rev. Bonds, Ser. A,
                    AMBAC, 5 1/2s, 11/1/16                                                Aaa             3,459,500
          2,000,000 Chautauqua Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Womans Christian Assn.), Ser. A, 6.4s, 11/15/29                      B+/P            1,665,000
          5,000,000 Erie Cnty., Indl. Dev. Life Care Cmnty. Rev. Bonds
                    (Episcopal Church Home), Ser. A, 6s, 2/1/28                           B+/P            4,087,500
          2,250,000 Essex Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Intl. Paper Co.), Ser. A, 6.15s, 4/1/21                              Baa             2,235,938
          2,000,000 Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds
                    (Gurwin Jewish Sr. Residences), Ser. A, 6s, 5/1/29                    B+/P            1,710,000
          2,410,000 Ithaca, Hsg. Corp. Mtge. Rev. Bonds
                    (Eddygate Park Apts.), 9s, 6/1/06                                     BBB+/P          2,446,150
          2,650,000 Jefferson Cnty., Indl. Dev. Agcy. Solid Waste Disp.
                    Rev. Bonds (Champion Intl. Corp.), 7.2s, 12/1/20                      Baa1            2,736,125
          1,360,000 Lockport, Hsg. Dev. Corp. Rev. Bonds
                    (Urban Pk. Towers), Ser. A, 6s, 10/1/18                               Baa2            1,373,600
          5,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds
                    IFB, 6.55s, 12/1/24 (acquired 5/19/98,
                    cost 5,435,000) (RES)                                                 A-/P            5,037,500
          5,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds
                    FRB, Ser. 65, MBIA, 5.74s, 4/1/12
                    (acquired 11/3/98, cost 5,422,100) (RES)                              Aaa             5,068,750
          2,500,000 Metropolitan Trans. Auth. Dedicated Tax Fund
                    Rev. Bonds, Ser. A, MBIA, 6 1/4s, 4/1/11                              Aaa             2,787,500
          1,000,000 Mount Vernon, Indl. Dev. Agcy. Fac. Rev. Bonds
                    (Wartburg Senior Hsg., Inc.-Meadowview),
                    6.2s, 6/1/29                                                          B+/P              856,250
                    Nassau Cnty., G.O. Bonds, Ser. A
          1,000,000 FGIC, 6s, 7/1/13                                                      Aaa             1,090,000
          2,300,000 FGIC, 6s, 7/1/11                                                      Aaa             2,504,125
          5,000,000 Niagara Falls NY City Schl. Dist.
                    COP, 5 7/8s, 6/15/19                                                  Baa2            5,031,250
                    NY City, G.O. Bonds
            300,000 Ser. B, 8 1/4s, 6/1/05                                                A                 343,125
             95,000 Ser. E, U.S. Govt. Coll., 7.6s, 2/1/05                                A                  99,631
          3,360,000 Ser. E, U.S. Govt. Coll., 7.6s, 2/1/05, Prerefunded                   AAA             3,528,000
             45,000 Ser. F, 7.6s, 2/1/05                                                  A                  47,194
          1,800,000 Ser. H, 6s, 8/1/17                                                    A               1,881,000
          2,750,000 Ser. J, 6s, 8/1/17                                                    A               2,873,750
          2,000,000 Ser. I, 5 7/8s, 3/15/14                                               A               2,082,500
          1,000,000 NY City, G.O. Bonds IFB, AMBAC, 7.42s, 9/1/11                         Aaa             1,071,250
                    NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
          7,905,000 (Parking Corp.), 8 1/2s, 12/30/22                                     B+/P            8,487,994
          1,750,000 (The Lighthouse Inc.), 6 1/2s, 7/1/22                                 Aa2             1,841,875
                    NY City, Indl. Dev. Agcy. Rev. Bonds
          5,000,000 (Visy Paper Inc.), 7.95s, 1/1/28                                      B/P             5,181,250
          5,000,000 (Brooklyn Navy Yard Cogen. Partners),
                    6.2s, 10/1/22                                                         Baa3            4,981,250
          2,575,000 (Polytech U. Project), 6 1/8s, 11/1/30                                BBB-            2,578,219
          1,250,000 (Field Hotel Assoc.), 6s, 11/1/28                                     B/P             1,093,750
          1,440,000 (Brooklyn Navy Yard Cogen. Partners),
                    5.65s, 10/1/28                                                        Baa3            1,326,600
          1,250,000 NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                    (British Airways), 5 1/4s, 12/1/32                                    A2              1,085,938
                    NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
          5,000,000 MBIA, 6.82s, 6/15/13                                                  Aaa             5,068,750
          5,000,000 FGIC, Ser. A, 4 3/4s, 6/15/31                                         Aaa             4,343,750
          1,000,000 NY City, Transitional Fin. Auth. Rev. Bonds,
                    Ser. C, 5s, 5/1/26                                                    Aa                923,750
                    NY State Dorm. Auth. Rev. Bonds
            170,000 (City U.), Ser. D, 8 3/4s, 7/1/03                                     A-                186,788
            835,000 (NY Dept of Ed.), 7 3/4s, 7/1/21                                      Baa1              867,565
          5,000,000 (State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13                         A               6,118,750
            470,000 (Wildwood School), 7.3s, 7/1/15                                       AAA/P             487,146
          2,050,000 (Our Lady Of Mercy) FHA Insd., 6.3s, 8/1/32                           Aaa             2,121,750
          1,340,000 (Schools PG - Issue 2), Ser. E, AMBAC,
                    5 3/4s, 7/1/19                                                        AAA             1,388,575
          2,650,000 (City U. Syst.), Ser. A, FGIC, 5 3/4s, 7/1/09                         AAA             2,835,500
          1,310,000 (Mental Hlth. Svcs. Fac.), Ser. B, MBIA,
                    5 3/4s, 7/1/09                                                        Aaa             1,406,613
          5,000,000 (Hlth. Facs.), Ser. l, 4 3/4s, 1/15/29                                Aaa             4,387,500
          4,000,000 (St. John's U.), MBIA, 4 3/4s, 7/1/28                                 AAA             3,490,000
            725,000 (State U. Edl. Fac.), Ser. B, zero %, 5/15/09                         A                 473,969
                    NY State Energy Res. & Dev. Auth. Elec. Fac.
                    Rev. Bonds (Long Island Ltg. Co.)
            530,000 Ser. A, 7.15s, 12/1/20                                                A-                555,175
          1,185,000 Ser. A, 7.15s, 6/1/20                                                 A               1,241,288
            420,000 Ser. A, 7.15s, 6/1/20, Prerefunded                                    A                 443,625
            160,000 Ser. B, 7.15s, 9/1/19                                                 A                 167,600
             70,000 Ser. B, 7.15s, 9/1/19, Prerefunded                                    A                  73,938
                    NY State Energy Res. & Dev. Auth. Gas Fac. IFB
                    (Brooklyn Union Gas Co.)
          2,000,000 Ser. B, 9.057s, 7/1/26                                                A               2,330,000
          3,500,000 7.808s, 4/1/20                                                        A               3,955,000
                    NY State Energy Res. & Dev. Auth. Poll. Control
                    Rev. Bonds
          1,750,000 (Niagra Mohawk Pwr. Corp.),
                    Ser. A, FGIC, 7.2s, 7/1/29                                            Aaa             1,922,813
          1,000,000 (Lilco Project), Ser. B, 5.15s, 3/1/16                                A-                948,750
                    NY State Env. Fac. Corp. Poll. Control Rev. Bonds
          1,000,000 Ser. B, 7 1/2s, 3/15/11                                               Aa1             1,008,730
            210,000 7s, 6/15/12                                                           AAA               217,031
          2,720,000 (State Wtr. Revolving Fund), 5 7/8s, 6/15/14                          Aa1             2,828,800
                    NY State Hsg. Fin. Agcy. Rev. Bonds, Ser. A
             50,000 7 1/4s, 9/15/12                                                       Baa1               52,563
            450,000 7 1/4s, 9/15/12, Prerefunded                                          Aaa               474,750
                    NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
            120,000 (Mental Hlth. Svcs. Fac.), Ser. B, 7 7/8s, 8/15/08                    A3                123,160
             40,000 (Mental Hlth. Svcs. Fac.), Ser. A, 7.8s, 2/15/19                      A3                 40,218
             85,000 (Mental Hlth. Svcs. Fac.), Ser. A, 7 1/2s, 2/15/21                    A3                 87,094
            145,000 (Mental Hlth. Svcs. Fac.), Ser. A, 7 1/2s, 2/15/21,
                    Prerefunded                                                           Aaa               148,770
            205,000 (Mental Hlth. Svcs. Fac.), Ser. D, 7.4s, 2/15/18                      A                 214,994
            510,000 (Mental Hlth. Svcs. Fac.), Ser. D, 7.4s, 2/15/18,
                    Prerefunded                                                           A                 537,413
            700,000 Ser. D, FHA Insd., 6.6s, 2/15/31                                      AAA               745,500
          4,300,000 NY State Thruway Auth. Hwy. & Bridge Trust Fund
                    Rev. Bonds, Ser. B, FGIC, 6s, 4/1/14                                  Aaa             4,584,875
                    NY State Urban Dev. Corp. Rev. Bonds
          1,685,000 (Clarkson Ctr.), 5 1/2s, 1/1/20                                       A               1,697,638
          3,345,000 (Clarkson Ctr.), 5 1/2s, 1/1/15                                       A               3,441,169
          2,000,000 (Syracuse U.), 5 1/2s, 1/1/15                                         A               2,057,500
          5,000,000 (Ctr. for Indl. Innovation), 5 1/2s, 1/1/13                           A               5,175,000
          1,000,000 (Correctional Fac. - SVC. Contracts),
                    Ser. A, 5s, 1/1/28                                                    A                 902,500
          1,000,000 Oneida Cnty, Indl. Dev. Agcy. Rev. Bonds
                    (St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29                         B+/P              783,750
          1,000,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Solvay Paperboard LLC), 7s, 11/1/30                                  B+/P              987,500
                    Port Auth. NY & NJ Rev. Bonds
          1,100,000 (Kennedy Intl. Arpt.), 6 3/4s, 10/1/19                                BB/P            1,127,500
          1,000,000 (Kennedy Intl. Arpt.), 6 3/4s, 10/1/11                                BB/P            1,028,750
          2,000,000 Cons., Ser. 83, 6 3/8s, 10/15/17                                      AA-             2,075,000
            175,000 Cons., Ser. 78, 6 1/2s, 10/15/08                                      AA-               181,344
                    Triborough Brdg. & Tunl. Auth. Rev. Bonds, Ser. A
          4,000,000 FGIC, 5 1/4s, 1/1/14                                                  Aaa             4,035,000
          3,350,000 MBIA, 4 3/4s, 1/1/24                                                  Aaa             2,968,938
          5,755,000 Port Auth. NY & NJ Special Oblig. Rev. Bonds
                    (Continental/Eastern Laguardia), 9 1/8s, 12/1/15                      Ba2             5,975,647
                    Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
            500,000 (Southampton Hosp.), Ser. A, 7 1/4s, 1/1/30                           B-/P              455,625
          2,000,000 (Nissequogue Cogen Partners Fac.),
                    5 1/2s, 1/1/23                                                        BB+/P           1,787,500
            500,000 Suffolk Cnty., Indl. Dev. Agcy. Fac. Civic Fac.
                    Rev. Bonds (Southampton Hosp. Assn.),
                    Ser. B, 7 5/8s, 1/1/30                                                B-/P              476,875
          1,405,000 Valley Hlth. Dev. Corp. Mtge. Rev. Bonds,
                    FHA, Insd. 11.3s, 2/1/23                                              A               1,556,227
          2,000,000 Westchester Cnty., Hlth. Care Corp. Rev. Bonds,
                    Ser. A, 5 7/8s, 11/1/25                                               A3              1,977,500
                                                                                                      -------------
                                                                                                        177,308,720

Puerto Rico (4.6%)
-------------------------------------------------------------------------------------------------------------------
          4,700,000 Cmnwlth. of PR, Hwy. & Trans. Auth. IFB,
                    Ser. W, 5.843s, 7/1/08                                                A               4,976,125
          2,000,000 Cmnwlth. of PR, Infrastructure Fin. Auth.
                    Special Oblig. Rev. Bonds, Ser. A, 5 1/2s, 10/1/40                    AAA             2,010,000
          1,500,000 U. of PR Rev. Bonds, Ser. O, MBIA, 5 3/8s, 6/1/30                     AAA             1,490,625
                                                                                                      -------------
                                                                                                          8,476,750
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $188,378,839) (b)                                         $ 185,785,470
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $185,846,580.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $188,378,839, resulting in gross unrealized appreciation and depreciation of $4,374,671 and $6,968,040, respectively, or net unrealized depreciation of $2,593,369.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2000 was $10,106,250 or 5.4% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November
      30, 2000.

      The rates shown on FRB and IFB are the current interest rates shown at November 30, 2000, which are subject to change based on the terms of the security.

      The fund had the following industry group concentrations greater than 10% at November 30, 2000 (as a percentage of net assets):
      (Unaudited)

            Education              21.2%
            Transportation         16.6
            Health care            12.1
            Utilities              11.9

      The fund had the following insurance concentrations greater than 10% at November 30, 2000 (as a percentage of net assets):

            MBIA                   12.0%
            FGIC                   11.5

------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2000
                                       Aggregate Face  Expiration  Unrealized
                     Total Market Value    Value         Date     Depreciation
------------------------------------------------------------------------------
Muni Index (Short)      $7,278,750      $7,147,057      Dec-00     $(131,693)
Muni Index (Short)         703,937         698,667      Mar-01        (5,270)
------------------------------------------------------------------------------
                                                                   $(136,963)
------------------------------------------------------------------------------




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $188,378,839) (Note 1)                                        $185,785,470
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    3,813,578
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               68,008
-------------------------------------------------------------------------------------------
Total assets                                                                    189,667,056

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    132,484
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,558,296
-------------------------------------------------------------------------------------------
Payable for variation margin                                                         46,661
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               231,948
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          436,998
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        231,565
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           45,296
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        13,959
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,438
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               81,834
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               38,997
-------------------------------------------------------------------------------------------
Total liabilities                                                                 3,820,476
-------------------------------------------------------------------------------------------
Net assets                                                                     $185,846,580

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $191,716,720
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        320,702
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (3,460,510)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (2,730,332)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $185,846,580

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($129,534,688 divided by 15,030,766 shares)                                           $8.62
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.62)*                                $9.05
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($53,894,336 divided by 6,259,757 shares)***                                          $8.61
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($349,676 divided by 40,535 shares)***                                                $8.63
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,067,880 divided by 240,277 shares)                                                $8.61
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.61)**                               $8.90
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended November 30, 2000
Tax exempt interest income:                                                     $12,046,889
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    955,899
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      204,771
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   10,984
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      5,828
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               260,173
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               498,553
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                 1,814
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                11,247
-------------------------------------------------------------------------------------------
Other                                                                                78,237
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,027,506
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (75,887)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,951,619
-------------------------------------------------------------------------------------------
Net investment income                                                            10,095,270
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (1,527,294)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (565,113)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year            3,896,632
-------------------------------------------------------------------------------------------
Net gain on investments                                                           1,804,225
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $11,899,495
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year ended November 30
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 10,095,270     $ 11,189,794
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (2,092,407)        (103,728)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               3,896,632      (16,900,497)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                              11,899,495       (5,814,431)
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (7,143,393)      (7,664,985)
--------------------------------------------------------------------------------------------------
   Class B                                                             (2,829,695)      (2,901,984)
--------------------------------------------------------------------------------------------------
   Class C                                                                 (7,564)          (1,637)
--------------------------------------------------------------------------------------------------
   Class M                                                               (116,610)        (112,531)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --         (345,787)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (148,896)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --           (5,390)
--------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
   Class A                                                                     --          (99,254)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --          (42,739)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --           (1,548)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (26,115,871)     (10,586,921)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (24,313,638)     (27,726,103)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     210,160,218      237,886,321
--------------------------------------------------------------------------------------------------
End of year (including undistributed
net investment income of $320,702,
and $322,694, respectively)                                          $185,846,580     $210,160,218
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
--------------------------------------------------------------------------------------------------------------
                                                               Two months
Per-share                                                        ended
operating performance                Year ended November 30     Nov. 30+             Year ended Sept. 30
--------------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1998         1997         1996
--------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.52        $9.19        $9.27        $9.10        $8.87        $8.80
--------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------
Net investment income                    .47          .46          .07          .46          .49          .49
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .09         (.66)        (.08)         .21          .23          .07
--------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .56         (.20)        (.01)         .67          .72          .56
--------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------
From net
investment income                       (.46)        (.44)        (.07)        (.47)        (.49)        (.49)
--------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.02)          --         (.03)          --           --
--------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                       --         (.01)          --           --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                     (.46)        (.47)        (.07)        (.50)        (.49)        (.49)
--------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.62        $8.52        $9.19        $9.27        $9.10        $8.87
--------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.86        (2.33)        (.07)*       7.55         8.33         6.48
--------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $129,535     $142,299     $166,816     $168,032     $165,993     $172,170
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .86          .93          .17*        1.00          .96         1.00
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.48         5.13          .79*        5.00         5.42         5.53
--------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.00         9.36         9.22*       42.76       117.00       270.34
--------------------------------------------------------------------------------------------------------------

  + The fiscal year end has advanced from September 30 to November 30.

 ++ Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
--------------------------------------------------------------------------------------------------------------
                                                               Two months
Per-share                                                        ended
operating performance                Year ended November 30     Nov. 30+             Year ended Sept. 30
--------------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1998         1997         1996
--------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.51        $9.19        $9.26        $9.09        $8.86        $8.79
--------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------
Net investment income                    .41          .40          .06          .40          .43          .43
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .10         (.67)        (.07)         .21          .23          .07
--------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .51         (.27)        (.01)         .61          .66          .50
--------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------
From net
investment income                       (.41)        (.38)        (.06)        (.41)        (.43)        (.43)
--------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.02)          --         (.03)          --           --
--------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                       --         (.01)          --           --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                     (.41)        (.41)        (.06)        (.44)        (.43)        (.43)
--------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.61        $8.51        $9.19        $9.26        $9.09        $8.86
--------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.17        (3.08)        (.07)*       6.86         7.63         5.78
--------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $53,894      $65,168      $68,513      $68,547      $56,244      $41,795
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.51         1.58          .28*        1.65         1.61         1.66
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.84         4.48          .68*        4.36         4.76         4.83
--------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.00         9.36         9.22*       42.76       117.00       270.34
--------------------------------------------------------------------------------------------------------------

  + The fiscal year end has advanced from September 30 to November 30.

 ++ Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                For the period
Per-share                           Year ended  July 26, 1999++
operating performance                 Nov. 30     to Nov. 30
--------------------------------------------------------------
                                        2000         1999
--------------------------------------------------------------
Net asset value,
beginning of period                    $8.52        $8.87
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income                    .40          .14
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .11         (.35)
--------------------------------------------------------------
Total from
investment operations                    .51         (.21)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.40)        (.14)
--------------------------------------------------------------
From net realized gain
on investments                            --           --
--------------------------------------------------------------
In excess of net realized
gain on investments                       --           --
--------------------------------------------------------------
Total distributions                     (.40)        (.14)
--------------------------------------------------------------
Net asset value,
end of period                          $8.63        $8.52
--------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.14        (2.39)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                          $350         $247
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.66          .61*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.60         1.64*
--------------------------------------------------------------
Portfolio turnover (%)                  6.00         9.36
--------------------------------------------------------------

  + The fiscal year end has advanced from September 30 to November 30.

 ++ Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
--------------------------------------------------------------------------------------------------------------
                                                               Two months
Per-share                                                        ended
operating performance                Year ended November 30     Nov. 30+             Year ended Sept. 30
--------------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1998         1997         1996
--------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.51        $9.18        $9.25        $9.08        $8.86        $8.79
--------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------
Net investment income                    .44          .43          .07          .43          .46          .47
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .10         (.66)        (.07)         .21          .22          .06
--------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .54         (.23)          --          .64          .68          .53
--------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------
From net
investment income                       (.44)        (.41)        (.07)        (.44)        (.46)        (.46)
--------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.02)          --         (.03)          --           --
--------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                       --         (.01)          --           --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                     (.44)        (.44)        (.07)        (.47)        (.46)        (.46)
--------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.61        $8.51        $9.18        $9.25        $9.08        $8.86
--------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.54        (2.64)        (.01)*       7.23         7.89         6.15
--------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,068       $2,447       $2,558       $2,433       $2,365       $1,492
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.16         1.23          .22*        1.30         1.26         1.30
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.18         4.84          .74*        4.71         5.09         5.03
--------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.00         9.36         9.22*       42.76       117.00       270.34
--------------------------------------------------------------------------------------------------------------

  + The fiscal year end has advanced from September 30 to November 30.

 ++ Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
November 30, 2000

Note 1
Significant accounting policies

Putnam New York Tax Exempt Opportunities Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes by investing in a portfolio of New York tax-exempt securities which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes is consistent with preservation of capital.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended November 30, 2000, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2000, the fund had a capital loss carryover of approximately $2,817,000 available to offset future net capital gain, if any, which will expire November 30, 2008.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, dividends payable, unrealized gains and losses on certain futures contracts, straddle loss deferrals, and book accretion/amortization adjustment. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2000, the fund reclassified $12,349 to decrease paid-in-capital, with an increase to accumulated net realized losses of $12.349. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds, original issue discount, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At November 30, 2000, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2000, the fund's expenses were reduced by $75,887 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $572 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan. The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments LLC, for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended November 30, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $6,162 and $160 from the sale of class A and class M shares, respectively, and received $189,840 and $186 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended November 30, 2000, Putnam Retail Management, Inc., acting as underwriter received $2,413 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended November 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $11,306,763 and $32,608,678, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                               Year ended November 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,654,161        $ 14,218,897
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  434,903           3,458,529
---------------------------------------------------------------------------
                                             2,089,064          17,677,426

Shares
repurchased                                 (3,762,755)        (31,667,824)
---------------------------------------------------------------------------
Net decrease                                (1,673,691)       $(13,990,398)
---------------------------------------------------------------------------

                                               Year ended November 30, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,013,661        $ 17,941,676
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  395,646           3,525,717
---------------------------------------------------------------------------
                                             2,409,307          21,467,393

Shares
repurchased                                 (3,849,127)        (34,234,400)
---------------------------------------------------------------------------
Net decrease                                (1,439,820)       $(12,767,007)
---------------------------------------------------------------------------

                                               Year ended November 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    811,194        $  6,844,597
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  197,596           1,667,336
---------------------------------------------------------------------------
                                             1,008,790           8,511,933

Shares
repurchased                                 (2,405,448)        (20,331,890)
---------------------------------------------------------------------------
Net decrease                                (1,396,658)       $(11,819,957)
---------------------------------------------------------------------------

                                               Year ended November 30, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,328,071        $ 11,869,134
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  207,323           1,842,898
---------------------------------------------------------------------------
                                             1,535,394          13,712,032

Shares
repurchased                                 (1,337,573)        (11,857,962)
---------------------------------------------------------------------------
Net increase                                   197,821        $  1,854,070
---------------------------------------------------------------------------

                                               Year ended November 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     37,774           $ 320,905
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      509               4,003
---------------------------------------------------------------------------
                                                38,283             324,908

Shares
repurchased                                    (26,707)           (228,894)
---------------------------------------------------------------------------
Net increase                                    11,576           $  96,014
---------------------------------------------------------------------------

                                               For the period July 26, 1999
                                               (commencement of operations)
                                                       to November 30, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     28,934            $248,242
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       25                 213
---------------------------------------------------------------------------
                                                28,959             248,455

Shares
repurchased                                         --                  --
---------------------------------------------------------------------------
Net increase                                    28,959            $248,455
---------------------------------------------------------------------------

                                               Year ended November 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    251,748         $ 2,148,554
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    8,383              72,726
---------------------------------------------------------------------------
                                               260,131           2,221,280

Shares
repurchased                                   (307,542)         (2,622,810)
---------------------------------------------------------------------------
Net decrease                                   (47,411)        $  (401,530)
---------------------------------------------------------------------------

                                               Year ended November 30, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     81,851           $ 711,159
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   10,249              91,346
---------------------------------------------------------------------------
                                                92,100             802,505

Shares
repurchased                                    (83,097)           (724,944)
---------------------------------------------------------------------------
Net increase                                     9,003           $  77,561
---------------------------------------------------------------------------

Note 5
Change in independent accountants
(unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this funds' independent accountants and voted to appoint KPMG LLP for the fund's fiscal year ended November 30, 2000. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 24, 2000, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

Note 6
New accounting pronouncement

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and discount on all fixed-income securities, and classify gains and losses realized on paydowns on mortgage-backed securities presently included in realized gain/loss, as part of interest income. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

David E. Hamlin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam New York Tax Exempt Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN052-67720  854/228/759  1/01